UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
March 3, 2022

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

7001 E. Belleview Ave., Suite 800, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2022, the Board of Directors of SSR Mining Inc., a British Columbia corporation (the “Company”), appointed Ms. Leigh Ann Fisher as a director of the Company, effective March 3, 2022. Her term will expire at the next annual meeting of stockholders, which is expected to be in May 2022. Ms. Fisher will receive annual cash and equity retainers for her service as a director consistent with the director compensation program, which is described in under the caption “Nominees for Election to the Board - Director Compensation” in the Company’s Management Information Circular for its Annual Meeting of Shareholders in 2021 included as Exhibit 99.2 to a Report on Form 6-K filed with the Securities and Exchange Commission on April 21, 2021.

Ms. Fisher brings over 30 years of finance, human capital, and leadership experience to the Board. Most recently, Ms. Fisher served as Executive Vice President and Chief Administrative Officer of Alcoa Corporation from 2016 until her retirement in 2020. As Chief Administrative Officer, Ms. Fisher had responsibility for human resources, procurement, information technology/automation solutions, global shared services, and business process optimization. From 2013 to 2016, Ms. Fisher held the role of Chief Financial Officer for Alcoa’s Global Primary Products Group, responsible for managing finance and business analysis for Alcoa’s worldwide primary products system.

The Board has not made a determination as to whether Ms. Fisher will be named to any committees of the Board.

Ms. Fisher is not party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Ms. Fisher and any other person pursuant to which Ms. Fisher was appointed to the Board.

The Company issued a news release announcing the appointment of Ms. Fisher to the Board on March 3, 2022. A copy of the news release is included as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated March 3, 2022, announcing appointment of new Board director.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: March 3, 2022